SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-KA

                                 CURRENT REPORT


               Pursuant to Section 13 or 15 (d) of the Securities
                              Exchange Act of 1934


                         Date of Report: October 2, 1998


                             ASA International Ltd.
           -----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Delaware                  O-14741               02-0398205
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(State or Other Jurisdiction    (Commission       (I.R.S. Employer
 of Incorporation)              File Number)      Identification Number)


        10 Speen Street, Framingham, MA                      01701
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's Telephone Number, including Area Code:  508-626-2727
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                                TABLE OF CONTENTS

                                    FORM 8-KA

                                 October 2, 1998


Item                                             Page
----                                             ----

Item 5.           Other Events                     1

Signatures                                         2

Item 5.  Other Events

     On January 28, 1998, ASA International Ltd. (the "Company") filed a Form 8-K reporting that it had acquired substantially all of the assets of Cedes S.r.l. and SIPI-U S.r.l. ("Cedes"), subsidiaries of the Findest Group of Padova, Italy.

     The Company has completed the audit of Cedes' financial statements, and upon review of the audited financial statements, determined that no additional information will be required to be supplied pursuant to Item 7 of Form 8-K.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ASA International Ltd.


                                      By:  /s/ Terrence C. McCarthy
                                        -------------------------------
                                           Terrence C. McCarthy
                                           Vice President and Treasurer


Date:  October 2, 1998